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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 24, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                                 ---------------


         MINNESOTA                                       41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of July 28, 2004, ATS Medical Sales, Inc. ("AMSI") and ATS Medical, Inc. (together with AMSI, the "Company") entered into a Loan and Security Agreement (the "Agreement") with Silicon Valley Bank (the "Bank"), establishing a secured revolving credit facility for $8.5 million. Under the Agreement, the Company received a $2.5 million three-year term loan as well as a two-year $6.0 million line of credit. The credit facility contains two financial covenants: a liquidity ratio and a required minimum tangible net worth. The term loan carries an interest rate of prime plus 1.0% with a minimum of 5.25%. The line of credit carries an interest rate of prime plus 1.5% with a minimum rate of 5.75%.

On March 24, 2005, the Company entered into an Amendment Agreement (the "Amendment Agreement") with the Bank whereby amendments were made to the two financial covenants of the Agreement, effective as of April 1, 2005. First, the liquidity ratio, which is the ratio of unrestricted cash (and equivalents) of the Company on deposit with the Bank plus the Company's Eligible Accounts (as defined in the Agreement), divided by Current Liabilities (as defined in the Agreement), was required to be equal to or greater than 2.25 to 1.00 under the Agreement. The Amendment Agreement decreased such liquidity ratio requirement to equal to or greater than 2.00 to 1.00. Second, the Amendment Agreement decreased the tangible net worth requirements under the Agreement for the following periods: (1) January 1, 2005 through March 31, 2005, (2) April 1, 2005 through June 30, 2005, and (3) July 1, 2005 and thereafter. The Amendment Agreement also provided that the Company would pay a $1,000 amendment fee to the Bank in consideration for the Bank's entering into the Amendment Agreement.

A copy of the Agreement was filed as Exhibit 10.1 to the Company's Form 10-Q for the quarterly period ended September 30, 2004. A copy of the Amendment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description in this Current Report on Form 8-K of the Amendment Agreement is qualified in its entirety by reference to the attached copy of the Amendment Agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibit is being filed with this report:

         10.1 Amendment Agreement, dated March 24, 2005, to the Credit Agreement between Silicon Valley Bank and the Company, dated July 28, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATS MEDICAL, INC.




                                             By:      /s/ John R. Judd
                                                 -------------------------------
                                                 John R. Judd
                                                 Chief Financial Officer


Date:  March 30, 2005



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                                  EXHIBIT INDEX


10.1 Amendment Agreement, dated March 24, 2005, to the Credit Agreement between Silicon Valley Bank and the Company, dated July 28, 2004.